SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): APRIL 1, 2002
                                                  -------------


                          COLUMBUS MCKINNON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



               0-27618                         16-0547600
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                14228-1197
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    (Address of principal executive offices)                     (Zip Code)




Registrant's telephone number including area code: (716) 689-5400
                                                   --------------



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(Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

         On April 1, 2002, the registrant announced that it has received consents from the holders of a majority of the aggregate outstanding principal amount of its 8 1/2% Senior Subordinated Notes Due 2008 to amend the Indenture pursuant to which the Notes were issued. The amendment provides the registrant with greater flexibility in structuring divestitures by amending the conditions under which it can sell assets of subsidiaries that are guarantors under the Indenture. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.


Item 7.  EXHIBITS

EXHIBIT NUMBER                      DESCRIPTION

99.1                                Press Release dated April 1, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          COLUMBUS MCKINNON CORPORATION
                                          -----------------------------

                                          By:    /S/ ROBERT L. MONTGOMERY, JR.
                                                 -----------------------------
                                          Name:  Robert L. Montgomery, Jr.
                                          Title: Executive Vice President


Dated:  APRIL 1, 2002
        -------------

                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION                                        PAGE
---------------         -----------                                        ----

     99.1               Press Release dated April 1, 2002                    1

                                                                    NEWS RELEASE

                                                                        CONTACT:
                                                       Robert L. Montgomery, Jr.
                            Executive Vice President and Chief Financial Officer
                                                   Columbus McKinnon Corporation
                                                                    716-689-5405


          COLUMBUS MCKINNON CORPORATION RECEIVES CONSENT FOR AMENDMENT
                    TO INDENTURE OF SENIOR SUBORDINATED NOTES

AMHERST, N.Y., April 1, 2002 - Columbus McKinnon Corporation (Nasdaq: CMCO), today announced that it has received consent from the holders of a majority of the aggregate outstanding principal amount of its 8 1/2% Senior Subordinated Notes Due 2008 to amend the Indenture pursuant to which the Notes were issued.

The amendment provides Columbus McKinnon with greater flexibility in structuring divestitures by amending the conditions under which it can sell assets of subsidiaries that are guarantors under the Indenture.

The note holders who delivered consents prior to 5:00 p.m. EST on March 26, 2002 will receive $1.50 in cash for each $1,000 principal amount of notes to which such consents related. Consents were received from holders representing approximately $170 million of the $200 million of total principal amount of notes outstanding.

Columbus McKinnon Corporation is a broad-line designer, manufacturer and supplier of sophisticated material handling products and integrated material handling systems that are widely distributed to industrial and consumer markets worldwide. Those items that reflect the highest sales of Columbus McKinnon's Products segment are hoists, cranes, welded steel chain and attachments, and industrial components. Integrated material handling solutions are systems that are designed to meet specific applications of end users to increase productivity through material handling. Comprehensive information on Columbus McKinnon is available on its Web site at HTTP://WWW.CMWORKS.COM.

          This press  release  contains  "forward-looking  statements"
          within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future revenue and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the Company's ability to renegotiate its senior debt, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this release.

                                 ###